MASSMUTUAL PREMIER FUNDS

Supplement dated October 7, 2010 to the

Statement of Additional Information dated March 1, 2010

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

The following information replaces similar information found beginning on page 34 in the section titled Disclosure Of Portfolio Holdings:

The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadvisers, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MassMutual or any affiliated person of the Fund or MassMutual on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadvisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadvisers’ policies, procedures and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) no later than 70 days after the end of the applicable quarter and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. The Funds’ annual and semiannual reports are also mailed to shareholders no later than 60 days after the end of the applicable quarter. In addition, beginning no later than December 7, 2010, the Money Market Fund will file its portfolio holdings with the SEC for each month on Form N-MFP no later than the fifth business day after the end of the applicable month. The information in Form N-MFP will be made publicly available by the SEC 60 days after the end of the month to which the information pertains.

The Funds’ (other than the Money Market Fund) most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com/funds no earlier than 30 days after the end of each of these respective months. As required by Rule 2a-7 under the 1940 Act, the Money Market Fund’s monthly portfolio holdings and certain other information about the Fund, including its dollar-weighted average maturity and dollar-weighted average life, are available on http://www.massmutual.com/funds within five business days after the end of each month. Such information will generally be available for viewing for at least six months after the posting.

In addition, each Fund’s top ten holdings are made available in quarterly reports on http://www.massmutual.com/funds as soon as possible after each calendar quarter-end. A Fund’s portfolio holdings may also be made available on http://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser and subadvisers may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include the Funds’ custodian and sub-administrator (State Street Bank and Trust Company), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ subadvisers, and any pricing services employed by the Funds.

The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds. In addition, the Funds, the Funds’ investment adviser or subadvisers may also distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MassMutual or the relevant subadviser believes is reasonably necessary in connection with the services provided by the recipient receiving the information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3000M-10-05